UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2021

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Synopsys, Inc. (the “Company”) approved the Synopsys, Inc. Executive Severance Benefit and Transition Plan (the “Severance Plan”) to offer severance benefits to designated key employees outside of a change of control. Each of our current executive officers is covered under the Severance Plan, except Drs. de Geus and Chan. The Severance Plan provides that in the event a participant is terminated without cause or resigns for good reason, such participant shall be entitled to (i) a cash severance payment equal to (a) 12 months of his or her base salary and (b) the cost of 12 months of COBRA premiums, and (ii) six months of vesting acceleration of his or her equity awards that remain subject only to time-based vesting conditions. In addition, such participant shall remain eligible to earn an annual cash incentive award under the Company’s Executive Incentive Plan (the “EIP”) based on actual results achieved or if lower, target, which will be pro-rated based on the number of months the participant served as a full-time employee during the applicable performance period.

Such severance benefits are subject to certain conditions, including the provision of up to 9 months of part-time employment (at a greater than 50% rate with proportionately reduced base salary) at the sole discretion and request of the Company, compliance with certain non-compete, non-solicitation and non-disparagement provisions, and the execution of a release of claims against the Company.

The foregoing summary of the Severance Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Executive Severance Benefit and Transition Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: February 9, 2021	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary